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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   March 30, 2005
                                                   -----------------------------

                        GOVERNMENT PROPERTIES TRUST, INC.
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             (Exact name of registrant as specified in its charter)

       Maryland                       1-31962                    20-0611663
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(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


   10250 Regency Circle, Suite 100, Omaha, Nebraska              68114
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   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code    (402) 391-0010
                                                   -----------------------------


                                      None
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.01.  ACQUISITION OF ASSETS

         On March 29, 2005, Government Properties Trust, Inc. (GPT) completed its previously announced acquisition of 1201 Lloyd Boulevard, Portland, Oregon (the Portland property) for approximately $49.0 million. The purchase price was determined through arms-length negotiations between GPT and 1201 Lloyd Associates LLC, an unrelated party with an address at 5430 LBJ Freeway, Dallas, Texas. GPT funded the purchase price with cash on hand.

         The Portland property, completed in 2002, totals approximately 223,657 of rentable square feet of office space. The approximately 1.7 acre site also includes a separate parking garage with 471 car stalls and 2,453 of rentable square feet of retail space. The property is 96% occupied by various governmental and non-governmental tenants under current leases that expire over terms ranging from one to ten years.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of business acquired.

         To be filed by amendment as soon as practicable, but not later than June 10, 2005.

         (b)  Pro forma financial information

         To be filed by amendment as soon as practicable, but not later than June 10, 2005.

         (c)  Exhibits

         None







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               GOVERNMENT PROPERTIES TRUST, INC.


Date:  March 30, 2005                          By: /s/ Nancy D. Olson
                                                   -----------------------------
                                                   Nancy D. Olson
                                                   Chief Financial Officer and
                                                   Treasurer